                                                                   EXHIBIT 10.23

                              THIRD AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

          This Third Amendment to Loan and Security Agreement (this "Amendment"), is made and entered into effective as of the 13th day of November, 1997 by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender") and AMERITRUCK DISTRIBUTION CORP., a Delaware corporation ("Borrower"). This Amendment modifies and amends that certain Loan and Security Agreement, dated May 5, 1997, between Lender and Borrower (the "Agreement"). All terms used herein with initial capital letters, unless otherwise specifically defined herein, shall have the same meanings as set forth in the Agreement. All references to the Agreement shall include the Schedule.


                                   RECITALS:

          WHEREAS, Borrower has informed Lender that Borrower is attempting to obtain Twenty Million Dollars ($20,000,000) in connection with a private placement of its capital stock;

          WHEREAS, in connection therewith, Borrower and Lender desire to amend the Agreement in certain respects;

          NOW, THEREFORE, in consideration of the foregoing premises and other valuable consideration, the parties hereto agree as follows:

          1.   Amendment to Schedule.  Subject to the terms and conditions of
Section 2 below, the Agreement is amended as follows:

          (a) Section 18.1 of the Agreement shall be amended to add the following definitions in the appropriate alphabetical order:

          "Additional Availability Period" means the 120 day period commencing on November 13, 1997 and ending on the earliest of (A) March 12, 1998, (B) the date a Qualified Private Placement is consummated and (C) the date Borrower notifies Lender in writing of its desire to terminate the Additional Availability Period.

          "Qualified Private Placement" means any non-public sale of shares of any class of the Company's capital stock yielding gross proceeds to the Company of at least $10,000,000.

          "Special Advances" means the portion of the Revolving Loans that exceed $60,000,000 and/or are attributable to advances against clauses (iv) and/or (v) of Section 1.2 of the Schedule to the Agreement. For purposes hereof, Revolving Loans shall be deemed made first, against clauses (i),
     (ii) and (iii) of Section 1.2 of the Schedule and then against clauses (iv) and (v), and payments shall be deemed to be made first against Special Advances and then against the other Revolving Loans.

          "Subordinated Debt" means the Indebtedness of up to $1,000,000 evidenced by the documents substantially in the form attached as Exhibit A to that certain Third Amendment to Loan and Security Agreement dated as of November 13, 1997 between Borrower and Lender.

          (b)  Clause (vi) of the definition of "Eligible Receivables" in
Section 18.1 of the Agreement is amended and restated in its entirety as follows:

          (vi) the account debtor is the United States or any department, agency or instrumentality thereof or any State, city or municipality of the United States, unless the applicable Loan Party with respect thereto has complied with the Federal Assignment of Claims Act or the applicable state statute, if any; provided, that so long as no Event of Default exists, if the applicable Loan Party has failed to comply with the Federal Assignment of Claims Act, (A) at all times on or prior to December 13, 1997, Receivables owing by the United States that otherwise satisfy the definition of Eligible Receivables shall be Eligible Receivables, except for the aggregate portion thereof that exceeds fifteen percent (15%) of all Eligible Receivables (or with respect to the United States Postal Service, the portion thereof that exceeds ten percent (10%) of all Eligible Receivables) and (B) at all times after December 13, 1997, Receivables owing by the United States that otherwise satisfy the definition of Eligible Receivables shall be Eligible Receivables, except for the aggregate portion thereof that exceeds One Million Dollars ($1,000,000);

          (c) The definition of "Net Worth" in Section 18.1 of the Agreement is amended and restated in its entirety as follows:

          "Net Worth" at any date means Borrower's net worth as determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied, excluding the effect of Restructuring Charges, but plus the Subordinated Debt.

          (d)  The definition of "Senior Contractual Debt Service" in Section
18.1 of the Agreement is amended and restated in its entirety as follows:

          "Senior Contractual Debt Service" means, for any period, Total Contractual Debt Service (excluding the sum of payments under or required to be made by the Loan Parties during such period for scheduled principal payments due with respect to the Subordinated Debt and under the Indenture (and any notes issued pursuant thereto) and accrued interest (whether or not paid) during such period on all such Indebtedness with respect to the Subordinated Debt and the Indenture (and any notes issued pursuant thereto)).

          (e) Section 1.1 of the Schedule to the Agreement is amended and restated in its entirety as follows:

     TOTAL FACILITY (Section 1.1):  $60,000,000; provided, that during the
                                    Additional Availability Period, the Total
                                    Facility shall be $64,000,000

          (f) Section 1.2 of the Schedule to the Agreement is amended and restated in its entirety as follows:

     LOANS (SECTION 1.2):

                                    Revolving Loans: A revolving line of credit
                                    (the "Revolving Loans") consisting of loans against Eligible Receivables and against Eligible Equipment in an aggregate outstanding principal amount not to exceed the lesser of:

                                    (a)   Total Facility

                                    (b)   the sum of:

                                          (i)    an amount equal to eighty-five
                                                 percent (85%) of the net amount
                                                 of the Eligible Receivables
                                                 that are billed; plus

                                          (ii)   an amount (not to exceed the
                                                 lesser of (A) Four Million
                                                 Dollars ($4,000,000) and (B) an
                                                 amount equal to three (3)
                                                 working days' revenue (based on
                                                 the most recent monthly
                                                 financials)) equal to seventy
                                                 (70%) of Eligible Receivables
                                                 that are unbilled less than
                                                 five (5) Business Days; plus

                                          (iii)  an amount equal to the
                                                 Equipment Advance Rate
                                                 multiplied by the Orderly
                                                 Liquidation Value of the
                                                 Eligible Equipment; plus

                                          (iv)   during the Additional
                                                 Availability Period only, an
                                                 amount equal to five percent
                                                 (5%) of the net amount of the
                                                 Eligible Receivables that are
                                                 billed; plus

                                          (v)    during the Additional
                                                 Availability Period only, an
                                                 amount equal to the
                                                   product of (A) the amount by
                                                   which eighty percent (80%)
                                                   exceeds the Equipment Advance
                                                   Rate multiplied by (B) the
                                                   Orderly Liquidation Value of
                                                   the Eligible Equipment; less

                                          (vi)     the aggregate undrawn face
                                                   amount of all Letters of
                                                   Credit issued under Section
                                                   1.4 of this Agreement; less

                                          (vii)    the amount of the Landlord
                                                   Reserve and such other
                                                   reserves as Lender, in its
                                                   reasonable credit judgment,
                                                   deems proper from time to
                                                   time based on the results of
                                                   its examinations, Appraisals
                                                   or other credit or collateral
                                                   considerations which indicate
                                                   a deterioration in Eligible
                                                   Receivables or Eligible
                                                   Equipment from the date
                                                   hereof, such that additional
                                                   reserves for Eligible
                                                   Receivables and/or Eligible
                                                   Equipment are warranted.

                                    Notwithstanding the foregoing, (A) the loans against Eligible Equipment shall not exceed $35,000,000 at any time, (B) the loans against the availability described in clauses (iv) and (v) shall not exceed Six Million Dollars ($6,000,000) and (C) the availability described in clauses (iv) and
                                    (v) above shall not be available at any time other than during the Additional Availability Period. The Revolving Loans shall be segregated into two tranches: revolving loans under tranche A (the "Revolving A Loans") and revolving loans under tranche B (the "Revolving B Loans"). The maximum outstanding principal amount of Revolving A Loans is Thirty Million Dollars ($30,000,000) and the maximum outstanding principal amount of Revolving B Loans is Thirty Million Dollars ($30,000,000); provided, that during the Additional Availability Period, the maximum outstanding principal amount of Revolving B Loans shall be Thirty-Four Million Dollars ($34,000,000). With respect to each request for a Revolving Loan or Letter of Credit, Borrower shall designate whether such request is for a Revolving A Loan (or under the tranche for Revolving A Loans in the case of Letters of Credit) or a Revolving B Loan (or under the tranche for Revolving B Loans in the case of Letters of Credit). With each request for a Revolving B Loan (or a Letter of Credit to be issued under the tranche for Revolving B Loans), Borrower shall provide Lender with a certificate of the chief financial officer of Borrower, in form and substance satisfactory to Lender that such Revolving B Loan or Letter of Credit, as applicable, will not result in a breach or violation of the Indenture, and at the request of Lender, with an opinion of Borrower's counsel that such Revolving B Loan or Letter of Credit, as applicable, will not result in a breach or violation of the Indenture.

          (g) The first section of Section 3.1(A) of the Schedule to the Agreement is amended and restated in its entirety as follows:

     INTEREST AND FEES (SECTION 3.1):

                                    A.    Interest.

                                    (i)   The Revolving Loans shall bear
                                          interest on the unpaid principal
                                          amount thereof from the date such
                                          Revolving Loans are made and until
                                          paid in full at one of the following
                                          rates, as selected by Borrower from
                                          time to time as provided in this
                                          Section 3.1:

                                          (a)      Base Rate Option. That
                                                   portion of the outstanding
                                                   principal balance of the
                                                   Revolving Loan subject to
                                                   this option shall bear
                                                   interest at a fluctuating
                                                   rate per annum equal to (A)
                                                   if the Additional
                                                   Availability Period has not
                                                   ended, the Base Rate plus one
                                                   and three-quarters percent
                                                   (1.75%) during the period
                                                   commencing January 12, 1998
                                                   and ending on the last day of
                                                   the Additional Availability
                                                   Period and (B) the Base Rate
                                                   plus three-quarters of one
                                                   percent (0.75%) at all other
                                                   times; and

                                          (b)      LIBOR Rate Option. That
                                                   portion of the outstanding
                                                   principal balance of the
                                                   Revolving Loan subject to
                                                   this option shall bear
                                                   interest at a fixed rate per
                                                   annum equal to (A) if the
                                                   Additional Availability
                                                   Period has
                                                   not ended, the LIBOR Rate
                                                   applicable to such LIBOR Rate
                                                   Portion plus three and three-
                                                   quarters percent (3.75%)
                                                   during the period commencing
                                                   January 12, 1998 and ending
                                                   on the last day of the
                                                   Additional Availability
                                                   Period and (B) the LIBOR Rate
                                                   applicable to such LIBOR Rate
                                                   Portion plus two and three-
                                                   quarters percent (2.75%) at
                                                   all other times.

                                          ; provided, that during the period
                                          November 13, 1997 and ending January
                                          11, 1998, the Special Advances shall
                                          bear interest on the unpaid principal
                                          amount thereof from the date such
                                          Special Advances are made and until
                                          paid in full at a rate per annum equal
                                          to eleven percent (11%).

          (h) A new Section 3.1(E) is added to the Schedule to the Agreement as follows:

                                    E.    Fees for Additional Availability
                                          Period. Borrower shall pay to Lender
                                          an Additional Availability Facility
                                          Fee equal to One Hundred Fifty
                                          Thousand Dollars ($150,000) which
                                          shall be payable on the first day of
                                          the Additional Availability Period
                                          and, if the Additional Availability
                                          Period has not yet ended, another
                                          Additional Availability Facility Fee
                                          equal to One Hundred Eighty Thousand
                                          Dollars ($180,000) which shall be
                                          payable on January 12, 1998.

          (i) Exhibit E to the Agreement is replaced with the Exhibit E attached hereto.

          (j) Exhibit H to the Agreement is replaced with the Exhibit H attached hereto.

          2. Conditions to Effectiveness. As a condition precedent to the effectiveness of this Amendment, Lender shall have received evidence that Borrower has received proceeds of at least Eight Hundred Seventy-Four Thousand Dollars ($874,000) of Subordinated Debt (as defined below).

          3. Other Agreements. Borrower agrees that, in addition to its rights to obtain Appraisals under Section 5.3 of the Agreement, Lender may obtain, at the expense of Borrower, an Appraisal of the Equipment and that such Appraisal shall not be subject to any of the limitations set forth in Section 5.3 of the Agreement. In addition, Borrower agrees to pay to Lender a fee equal to Thirty Thousand Dollars ($30,000) on the date hereof, regardless of whether this Amendment becomes effective. Within ten (10) days of the date hereof, Borrower agrees to enter into, and to cause of its operating subsidiaries to enter into, blocked account and lockbox agreements, each in form and substance reasonably satisfactory to Lender, and consistent with drafts previously reviewed and approved by Borrower, with Lender and NationsBank of Texas, N.A. Borrower also agrees to obtain, on or before November 30, 1997, an additional One Hundred Twenty-Six Thousand Dollars ($126,000) of subordinated debt substantially on the terms set forth in the agreements attached hereto as Exhibit A (such subordinated debt, together with the subordinated debt referred to in Section 2 above, the "Subordinated Debt"); provided, that Borrower agrees that such Subordinated Debt may not be repaid unless the Additional Availability Period has ended and no Event of Default exists. Failure of Borrower to comply with any of the terms set forth in this Section 3 shall constitute an Event of Default. Pursuant to Sections 14(k) and 14(l) of the Agreement, Lender consents to the incurrence of the Subordinated Debt and the execution, delivery and performance of the documents attached hereto as Exhibit A. Pursuant to Sections 14(k) and 14(l) of the Agreement, Lender also consents to the execution, delivery and performance of the Management Fee Agreement attached hereto as Exhibit B; provided, that Borrower agrees that no payments may be made under such agreement if an Event of Default shall be continuing.

          4. Confirmation of Liens. This Amendment in no way acts as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment of the Loans or of the enforcement thereof. Such liens, security interests, rights and remedies are hereby ratified, confirmed, preserved, renewed and extended by Borrower in all respects.

          5. Events of Default. The Events of Default specified in the Agreement and the other Loan Documents shall continue to be the Events of Default under the Loans except as otherwise specifically agreed herein to the contrary. Lender's remedies with respect to the occurrence of an Event of Default shall continue to be as set forth in the Loan Documents.

          6. Reaffirmation of the Loan Documents. All terms, conditions and provisions of the Agreement and the other Loan Documents are hereby reaffirmed and continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby.

          7. Representations and Warranties. Borrower represents and warrants to Lender that the execution and delivery by Borrower of this Amendment has been duly and properly made and authorized. The Loan Documents and this Amendment each constitute valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

          8. Benefit of the Amendment. The terms and provisions of this Amendment and the other Loan Documents shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower shall not have any right to assign its rights under this Amendment or any of the Loan Documents or any interest therein without the prior written consent of Lender.

          9. Choice of Law. The Loan Documents and this Amendment shall be performed and construed in accordance with the laws of the State of Arizona.

          10. Entire Agreement. Except as modified by this Amendment, the Loan Documents remain in full force and effect. The Loan Documents, as modified by this Amendment, embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

          11. Counterparts; Telecopy Execution. This Amendment may be executed in any number of separate counterparts, each of which, when taken together, shall constitute one and the same agreement, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day, month, and year first above written.


                                       FINOVA CAPITAL CORPORATION, a Delaware
                                       corporation

                                       By
                                         ------------------------------------
                                       Name
                                           ----------------------------------
                                       Title
                                            ---------------------------------


                                       AMERITRUCK DISTRIBUTION CORP., a
                                       Delaware corporation

                                       By
                                         ------------------------------------
                                       Name
                                           ----------------------------------
                                       Title
                                            ---------------------------------

                          REAFFIRMATION OF GUARANTORS

                            Dated November 13, 1997

          Each of the undersigned hereby (i) confirms that it has read the foregoing Consent and First Amendment Agreement, and (ii) reaffirms its obligations under the Continuing Guaranty that it executed in favor of FINOVA Capital Corporation.


                             AMERITRUCK EQUIPMENT CORP.
                             AMERITRUCK LOGISTICS SERVICES, INC.
                             AMERITRUCK REFRIGERATED TRANSPORT, INC.
                             J.C. BANGERTER & SONS, INC.
                             CMS TRANSPORTATION SERVICES, INC.
                             KTL, INC.
                             SCALES TRANSPORTATION CORPORATION
                             SCALES LEASING COMPANY, INC.
                             THOMPSON BROS., INC.
                             W&L SERVICES CORP.
                             W&L MOTOR LINES, INC.
                             AMERITRUCK OPERATIONS SERVICES, INC.
                             BEST WAY MOTOR LINES, INC.
                             BILLINGS TRUCKING CORPORATION
                             BLS INVESTMENTS, INC.
                             CAS SERVICE COMPANY
                             CAS TRANSPORTATION, INC.
                             FRONTIER FREIGHT, INC.
                             MONFORT TRANSPORTATION COMPANY
                             LYNN TRANSPORTATION CO.
                             TRANS-STAR, INC.
                             PRO-TRANS SERVICES, INC.


                             By
                               -------------------------------------
                             Name
                                 -----------------------------------
                             Title                 of each Guarantor
                                  -----------------

                                   EXHIBIT A

                                  See Attached

                                   EXHIBIT B

                                  See Attached

                                   EXHIBIT E

          Such Account Debtors as are mutually agreed to by Borrower and Lender on or before December 15, 1997

                                   EXHIBIT H

                                      None